EXHIBIT 99.3


                         RECKSON ASSOCIATES REALTY CORP.
                                  EXHIBIT 99.3
        CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18
                           OF THE UNITED STATES CODE

I, Michael Maturo, CFO of Reckson Associates Realty Corp. (the "Company"), certify pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

         1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 12, 2002


                        By           /s/ Michael Maturo
                           -------------------------------------------------
                                     Michael Maturo, Chief Financial Officer